EXHIBIT 10.56

CONTRIBUTION AGREEMENT

This CONTRIBUTION AGREEMENT (the “Agreement”) is made and entered into July 15, 2009, by and between Natural Soda Holdings, Inc., a Colorado corporation (“Holdings”), Sentient USA Resources Fund, LP, a Delaware limited partnership (“Sentient”), and AmerAlia, Inc., a Utah corporation (“AmerAlia”).

RECITALS

WHEREAS, AmerAlia owns 18 % of the capital stock of Holdings;

WHEREAS, Sentient owns 82% of the capital stock of Holdings;

WHEREAS, Sentient and AmerAlia have agreed to provide $2,500,000 of additional capital to Holdings upon and subject to the terms and conditions set forth in this Agreement; and

NOW, THEREFORE, in consideration of the representations, warranties and covenants set forth herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Contribution.   AmerAlia hereby contributes $450,000 to the capital of Holdings and Sentient hereby contributes $2,050,000 to the capital of Holdings. Holdings hereby accepts the forgoing contributions. The parties intend that this contribution qualify for non-recognition pursuant to the terms of the United States Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations thereunder.

2.           Investment Intent. In connection with this transaction, Sentient and AmerAlia each represent and warrant that such contributions are for investment purposes. Sentient and AmerAlia each represent that prior to making its contribution, it has made an investigation into Holdings and its business and that Holdings has made available to it all information with respect thereto which it needed to make an informed decision to make the capital contribution referred to herein.  Sentient and AmerAlia each represent that it possesses experience and sophistication as an investor which are adequate for the evaluation of the merits and risks of making the additional capital contribution to Holdings. Sentient and AmerAlia acknowledge that no new shares will be issued to it and each understands that with respect to the shares of common stock of Holdings currently owned:

(a)  That such shares have not been registered under the Securities Act of 1933 or any state securities law;

(b)  That the shares cannot be transferred unless registered under the Securities Act of 1933 and applicable state securities laws or pursuant to an exemption from such registration requirements;

(c)  That it must bear the economic risk of its investment for an indefinite period of time because the shares have not been registered under the Securities Act of 1933 or any state securities laws, and, therefore, cannot be sold unless they are subsequently registered or unless exemptions from such registration requirements are available;

(d)  That any certificate representing such shares may bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES PROVISIONS.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE ISSUER OF EVIDENCE SATISFACTORY TO THE ISSUER AND ITS COUNSEL THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULES OR REGULATIONS PROMULGATED THEREUNDER.

3.           Further Assurances. From time to time, at the request of either party to this Agreement and without further consideration, the other party will execute and deliver to the other such documents and take such other action as the other may reasonably request in order to consummate more effectively the transactions described herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives as of the date and year first written above, notwithstanding the actual date of execution.

NATURAL SODA HOLDINGS, INC.		AMERALIA, INC.

By:	/s/ Bill H Gunn	By:	/s/ Bill H Gunn
Name:	Bill H Gunn	Name:	Bill H Gunn
Title:	Vice President	Title:	Chairman & CEO

SENTIENT USA RESOURCES FUND, L.P.
By: Sentient Executive MLP 1, Limited, General Partner

By:	/s/ Gregory Link
Name:	Gregory Link
Title:	Director